                                                                    Exhibit 10.6


                             STATEMENT OF WORK NO. 2

THIS STATEMENT OF WORK NO. 2 (this "Statement of Work" or "SOW"), effective as of April 10, 2002 (the "SOW Effective Date"), is entered into by and between Triton PCS Equipment Company L.L.C. ("Triton") and Ericsson Inc. ("Ericsson") (each individually referred to as a "Party" and collectively referred to as the "Parties"), and is hereby made a part of and subject to the terms and conditions of the Master Purchase Agreement, effective as of September 21, 2001, between Triton and Ericsson ("the "Master Purchase Agreement").

1. Term. The term of this Statement of Work will commence on the SOW Effective Date and will thereafter continue for a period of two (2) years. Upon expiration of such 2-year initial term, this Statement of Work will be automatically extended for successive two-year periods unless either Party provides to the other Party a written notice of termination no less than sixty (60) days prior to the expiration of the then existing term of this Statement of Work.

2. Scope of Project. The scope of the project under this Statement of Work (this Project") is to build and expand Triton's GSM/GPRS/EDGE/UMTS network for a total of ***** sites, as follows:

         (a) Triton will purchase from Ericsson, and Ericsson will provide to Triton, the Products and Services in this Project in the following two (2) phases:

                  (1) Phase 1. In Phase 1 of this Project, Triton will purchase from Ericsson, and Ericsson will provide to Triton, the Products and Services for ***** sites in 2002.

                  (2) Phase 2. In Phase 2 of this Project, Triton will purchase from Ericsson, and Ericsson will provide to Triton, the Products and Services for additional ***** sites in 2003.

                  Unless otherwise mutually agreed in writing by the parties, each of the ***** sites will be of one of the types and configurations described in Exhibit A hereto. For avoidance of doubt, Ericsson will provide Triton with the Products and Services under this Statement of Work, at the price set forth in Attachment A to the Master Purchase Agreement, at (i) a discount of *****% for all access Products and Services, *****% for all core Products and Services (should Triton elect to purchase Ericsson core during the term of this SOW), or
                  (ii) such a higher discount as may be mutually agreed in writing by Ericsson and Triton. Ericsson and Triton agree that Attachment A may be amended or supplemented from time to time by the parties' mutual agreement in writing, in which event the discounts provided above in this Section 2(a) will apply to the applicable Products and Services included in Attachment A, as amended or supplemented.

         (b) With respect to the Products and Services purchased by Triton hereunder, Ericsson will, ***** provide shipping, installation, integration and initial optimization in accordance with the Master Purchase Agreement, including without limitation the provisions outlined in Attachment A-1 Included Items and Attachment E thereto with the understanding that Attachment E will be modified by the parties' mutual agreement in writing to reflect the agreements made related to this SOW.

         (c) Ericsson will provide dedicated installation teams for the installation of all Products purchased by Triton hereunder. The project management teams of both Triton and

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                  Ericsson will jointly manage the work schedule, the members, and the management and coordination of such installation teams.

         (d) In this Project, Ericsson will perform the initial RF design and frequency plan *****

3. Build Out Plan. In accordance with the provisions of the Master Purchase Agreement, the Parties will work together in good faith to mutually agree upon the Build Out Plan for this Project.

4. Billing and Terms of Payment. With respect to the Products and Services delivered by Ericsson to Triton in 2002 under this Statement of Work, Ericsson will invoice Triton the applicable prices, charges and fees according to the following schedules:

                  (1) Invoices for Products to be installed by Ericsson, together with the related Services (except for periodic services) will be issued for (i) *****% of the charges upon Ericsson's delivery of the Products,
                           (ii) *****% of the charges upon installation of the Products, and (iii) *****% of the charges upon the later of (x) Acceptance of the Products, or (y)
                           *****.

                  (2) Invoices for periodic services, including without limitation Customer Support Services, will be issued at the beginning of each calendar month for such periodic services to be provided by Ericsson in such calendar month.

                  (3) Invoices for Products not included for installation by Ericsson will be issued for *****% of the charges upon Ericsson's delivery of the Products.

         Except as otherwise set forth in the foregoing in this Section 4, the terms and conditions of the Master Purchase Agreement (including without limitation Section 5 (Billing and Terms of Payments) thereof), will apply to the Products and Services delivered by Ericsson to Triton under this Statement of Work.

5.       Contingency. *****



6. Waiver of TDMA MSC Purchase Obligation. Upon execution of this Statement of Work, Triton will no longer be obligated to purchase from Ericsson such one additional MSC5000+ as set forth in Section 5(ii) of the Third Addendum to the Acquisition Agreement between the Parties.

7. GAIT Phones. ***** Ericsson will provide Triton with (i) ***** T62u model phones no later than *****, and (ii) ***** T62u model phones no later than *****. Each such T62u model phone will be a GAIT phone that has EOTD capability and supports roaming on TDMA (digital and analog) and GSM networks. *****

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     *****





8. Interoperability. It is the parties' intent and expectation that the Products provided by Ericsson to Triton hereunder will conform to the applicable industry standards for GSM and GPRS (the "Standards") and will interoperate with third-party products used by Triton in its GSM/GPRS/EDGE/UMTS network that conform to the Standards. In the event that during the term of this Statement of Work, any Product provided by Ericsson to Triton hereunder fails to interoperate with any such third-party product as a result of such Ericsson Product's failure to conform to the Standards, Ericsson and Triton will work together in good faith to resolve any such interoperability issue, which resolution may include, without limitation, Ericsson's provision of an interface to Triton to enable the Ericsson Product to interoperate with such third-party product, at no additional charge to Triton.


IN WITNESS WHEREOF, the Parties by their duly authorized representatives have executed this Statement of Work as of the SOW Effective Date.

ERICSSON INC                                         TRITON PCS EQUIPMENT COMPANY
                                                     L.L.C.
                                                     By:  Triton Management Company, Inc.,
                                                          its manager


By:  /s/ G. David Taber                              By:  /s/ David D. Clark
   --------------------------------                       --------------------------------

Printed Name:  G. David Taber                        Printed Name:  David D. Clark
             ----------------------                                 ----------------------

Title:  Vice President                               Title:  EVP & CFO
      -----------------------------                          -----------------------------

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
                                    EXHIBIT A

                        TYPES AND CONFIGURATIONS OF SITES

2206 GSM/GPRS BTS        *****          *****
2206 GSM/GPRS BTS        *****          *****
2106 GSM/GPRS BTS        *****          *****
2106 GSM/GPRS BTS        *****          *****
2102i GSM/GPRS BTS       *****          *****
2202i GSM/GPRS BTS       *****          *****
3101 UMTS BTS            *****          *****
3202 UMTS BTS            *****          *****

From time to time during the term of this Statement of Work, Ericsson may have commercially available Products of the types and configurations that are different from or in addition to those listed above in this Exhibit A, in which event Ericsson and Triton will work together in good faith and mutually agree in writing to amend or supplement this Exhibit A to incorporate such different or additional types and configurations to the extent that Ericsson and Triton deem appropriate.

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